Exhibit 99.2

Fourth Quarter and Fiscal Year Ended June 26, 2016 Conference Call Slide Presentation (Unaudited Results)

Cautionary Statement on Forward-Looking Statements Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors and better reflect the Company’s underlying operations and performance. These non-GAAP financial measures include, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Adjusted Working Capital. The Company may, from time to time, change the items included within its non-GAAP financial measures. In the fourth quarter of fiscal 2016, the Company simplified the calculation of Adjusted EBITDA by eliminating certain adjustments. This simplification is intended to improve the transparency and consistency of management's primary non-GAAP performance metric. Similarly in the fourth quarter of fiscal 2016, the Company updated the calculation of Adjusted Net Income, similar to that of Adjusted EBITDA. Such change is intended to simplify the metric. • EBITDA represents Net income attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. • Adjusted EBITDA represents EBITDA adjusted to exclude equity in earnings of Parkdale America, LLC and certain other adjustments necessary to understand and compare the underlying results of the Company. Such other adjustments include, but are not limited to, losses on extinguishment of debt and key employee transition costs. • Adjusted Net Income excludes certain amounts which management believes do not reflect the ongoing operations and performance of the Company. Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted to exclude the approximate after-tax impact of certain income or expense items (as well as specific impacts to the provision for income taxes) necessary to understand and compare the underlying results of the Company. • Adjusted EPS represents Adjusted Net Income divided by the Company’s basic weighted average common shares outstanding. • Adjusted Working Capital represents receivables plus inventory, less accounts payable and accrued expenses. These non-GAAP financial measures are alternative views of performance used by management, and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures. We believe that the use of these non-GAAP financial measures as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is a key performance metric utilized in the determination of variable compensation. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings of Parkdale America, LLC is excluded because such earnings do not reflect our operating performance. The other items excluded from these non-GAAP financial measures are excluded in order to better reflect the performance of our continuing operations. In evaluating non-GAAP financial measures, you should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information. Non-GAAP reconciliations are included in the Appendix of this presentation.

Q4 – Net Income Note: The above graphic is intended to depict the approximate impact on net income attributable to Unifi, Inc. of certain items identified by management. This representation is not intended to represent amounts calculated under GAAP. (dollars in millions)

Fiscal Year – Net Income (dollars in millions) Note: The above graphic is intended to depict the approximate impact on net income attributable to Unifi, Inc. of certain items identified by management. This representation is not intended to represent amounts calculated under GAAP.

Net Sales and Gross Profit Highlights [1, 2]

(dollars in thousands)

Three-Month Comparison (Q4 2015 vs. Q4 2016)

Net Sales	Polyester	Nylon	International	Subtotal
Prior Period	$ 99,979	$ 39,028	$ 33,975	$ 172,982
Volume Change	(2.6%)	(19.8%)	18.3%	1.7%
Price Change	(2.2%)	(3.9%)	(8.6%)	(7.9%)
Current Period	$ 95,150	$ 29,778	$ 37,279	$ 162,207
Gross Profit				
Prior Period	$ 13,745	$ 5,586	$ 6,032	$ 25,363
Margin Rate	*13.7%*	*14.3%*	*17.8%*	*14.7%*
Current Period	$ 14,352	$ 3,144	$ 10,267	$ 27,763
Margin Rate	*15.1%*	*10.6%*	*27.5%*	*17.1%*

[1] Excluding the 'All Other' category; see non-GAAP reconciliation on slide 13.
[2] As of the fourth quarter of fiscal 2016, the Company updated the composition of its Polyester and Nylon Segments for both the current and comparative prior periods, intending to better reflect downstream sales for the respective product lines.

Note: The "Prior Period" ended on June 28, 2015. The "Current Period" ended on June 26, 2016.

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UNIFI

Net Sales and Gross Profit Highlights 1, 2 (dollars in thousands) Twelve-Month Comparison (Fiscal 2015 vs. Fiscal 2016) 1 Excluding the ‘All Other’ category; see non-GAAP reconciliation on slide 13. 2 As of the fourth quarter of fiscal 2016, the Company updated the composition of its Polyester and Nylon Segments for both the current and comparative prior periods, intending to better reflect downstream sales for the respective product lines. Note: The “Prior Period” ended on June 28, 2015. The “Current Period” ended on June 26, 2016.Net SalesPolyesterNylonInternationalSubtotalPrior Period $396,239 $149,612 $134,992 $680,843 Volume Change(1.2%)(9.0%)2.9% (0.7%)Price Change(2.1%)(3.0%)(12.1%)(5.7%)Current Period $383,167 $131,715 $122,554 $637,436 Gross ProfitPrior Period $50,777 $18,968 $21,436 $91,181 Margin Rate12.8%12.7%15.9%13.4%Current Period $49,529 $17,809 $26,888 $94,226 Margin Rate12.9%13.5%21.9%14.8%

Equity Affiliates Highlights (dollars in thousands)For the Three Months EndedFor the Fiscal Year EndedJune 26, 2016June 28, 2015June 26, 2016June 28, 2015Earnings:Parkdale America, LLC $860 $5,976 $6,074 $17,403 Nylon joint ventures 773 1,038 2,889 2,072 Total $1,633 $7,014 $8,963 $19,475 Bargain purchase gainsrecorded by Parkdale America $- $9,382 $- $13,812 Unifi's portion of respective bargain purchase gains $- $3,190 $- $4,696 Distributions:Parkdale America, LLC $785 $1,870 $1,732 $2,468 Nylon joint ventures 1,000 1,250 3,000 1,250 Total $1,785 $3,120 $4,732 $3,718

Balance Sheet Highlights Net Debt and Total Liquidity (dollars in thousands) Working Capital and Adjusted Working Capital June 26, 2016March 27, 2016June 28, 2015Cash $16,646 $15,287 $10,013 Receivables, net 83,422 82,454 83,863 Inventories 103,532 105,944 111,615 Other current assets 8,292 6,864 7,473 Accounts payable (41,593) (42,143) (45,023)Accrued expenses (18,474) (15,053) (16,640)Other current liabilities (15,241) (16,462) (13,061)Working Capital 136,584 136,891 138,240 Less Cash (16,646) (15,287) (10,013)Less Other current assets (8,292) (6,864) (7,473)Less Other current liabilities 15,241 16,462 13,061 Adjusted Working Capital $126,887 $131,202 $133,815 June 26, 2016March 27, 2016June 28, 2015ABL Revolver $6,200 $3,000 $5,000 ABL Term Loan 90,250 92,625 82,125 Other debt 26,562 26,136 16,985 Total debt $123,012 $121,761 $104,110 Cash 16,646 15,287 10,013 Net Debt $106,366 $106,474 $94,097 Cash $16,646 $15,287 $10,013 Revolver availability, net 68,612 78,049 75,933 Total Liquidity $85,258 $93,336 $85,946

Adjusted EBITDA 1 (dollars in thousands) Historical Calculation Future Calculation For the Fiscal Year EndedFor the Fiscal Year EndedJune 26, 2016June 28, 2015June 26, 2016June 28, 2015EBITDA $69,265 $75,973 $69,265 $75,973 Equity in earnings of Parkdale America, LLC (6,074) (17,403) (6,074) (17,403)EBITDA Excluding Parkdale America, LLC 63,191 58,570 63,191 58,570 Key employee transition costs 2,166 - 2,166 - Loss on extinguishment of debt - 1,040 - 1,040 Non-cash compensation expense 2,501 3,148 - - Other 783 1,564 - - Adjusted EBITDA $68,641 $64,322 $65,357 $59,610

APPENDIX

Non-GAAP Reconciliations

(dollars in thousands)

Adjusted EBITDA

	For the Three Months Ended				For the Fiscal Year Ended			
	June 26, 2016		June 28, 2015		June 26, 2016		June 28, 2015	
Net income attributable to Unifi, Inc.	$	10,237	$	15,640	$	34,415	$	42,151
Interest expense, net		713		745		2,884		3,109
Provision for income taxes		4,879		3,263		15,073		13,346
Depreciation and amortization expense		4,309		4,564		16,893		17,367
EBITDA		**20,138**		**24,212**		**69,265**		**75,973**
Equity in earnings of Parkdale America, LLC		(860)		(5,976)		(6,074)		(17,403)
EBITDA Excluding Parkdale America, LLC		19,278		18,236		63,191		58,570
Key employee transition costs		1,293		-		2,166		-
Loss on extinguishment of debt		-		-		-		1,040
Adjusted EBITDA, as newly defined (1)	**$**	**20,571**	**$**	**18,236**	**$**	**65,357**	**$**	**59,610**
Adjusted EBITDA, as newly defined (1)	$	20,571	$	18,236	$	65,357	$	59,610
Non-cash compensation expense		312		686		2,501		3,148
Other		176		293		783		1,564
Adjusted EBITDA, as previously defined (2)	**$**	**21,059**	**$**	**19,215**	**$**	**68,641**	**$**	**64,322**

(1) Represents Adjusted EBITDA calculated under the Company's new definition, which reflects a reduction in the volume and range of adjustments.

(2) Represents Adjusted EBITDA calculated under the Company's previous definition, presented here to provide for a comparison to historical Adjusted EBITDA amounts discussed and disclosed in prior periods.

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UNIFI®

Non-GAAP Reconciliations Adjusted Net Income and Adjusted EPS (dollars in thousands, except per share amounts)

Non-GAAP Reconciliations (dollars in thousands) Consolidated Net Sales Consolidated Gross Profit 1 As presented on slides 5 and 6. 1 1 For the Three Months EndedFor the Fiscal Year EndedJune 26, 2016June 28, 2015June 26, 2016June 28, 2015Subtotal of Net Sales by Segment $162,207 $172,982 $637,436 $680,843 Net Sales for All Other Category 1,651 1,969 6,201 6,278 Consolidated Net Sales $163,858 $174,951 $643,637 $687,121 For the Three Months EndedFor the Fiscal Year EndedJune 26, 2016June 28, 2015June 26, 2016June 28, 2015Subtotal of Gross Profit by Segment $27,763 $25,363 $94,226 $91,181 Gross Loss for All Other Category (292) (44) (594) (476)Consolidated Gross Profit $27,471 $25,319 $93,632 $90,705